Security Equity Fund
File No. 811-1136
CIK No. 0000088525

EX-99.77Q1(g)

Form of Plan of Reorganization for Global Series' acquisition of International Series.

Incorporated herein by reference to the Registrant's Form N-14 filed September 3, 2003.

Security Equity Fund
File No. 811-1136
CIK No. 0000088525

Form of Plan of Reorganization for Mid Cap Growth Fund's acquisition of Security Equity Fund's Technology Series.

Incorporated herein by reference to Security Mid Cap Growth Fund's Form N-14 filed September 4, 2003 (File No. 002-32791).